SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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Filed by a Party other than the Registrant ☐

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☑	Preliminary Proxy Statement

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☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to Sec. 240.14a-12

Valued Advisers Trust

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than Registrant)

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1)	Title of each class of securities to which transactions applies:

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☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identity the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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Summitry Equity Fund

a series of

Valued Advisers Trust

225 Pictoria Dr., Suite 450
Cincinnati, OH 45246

October [__], 2024

Dear Shareholder:

Enclosed is a Notice, Proxy Statement and Proxy Card for a Special Meeting of Shareholders (the “Special Meeting”) of the Summitry Equity Fund (the “Fund”), a series of Valued Advisers Trust (the “Trust”). The Special Meeting is scheduled for [MEETING DATE] at the offices of the Trust (225 Pictoria Dr., Suite 450, Cincinnati, Ohio), at 11:00 a.m., Eastern time. If you are a shareholder of record of the Fund as of the close of business on [RECORD DATE], you are entitled to vote at the Special Meeting and any adjournment thereof.

I am writing on behalf of the Board of Trustees to ask for your prompt vote for the approval of a new investment advisory agreement. The proposal has been carefully reviewed by the Board of Trustees of the Trust. The Board of Trustees unanimously recommends that you vote FOR the proposal.

It is very important to receive your vote before [MEETING DATE]. Voting is quick and easy. Everything you need to vote is enclosed. Please mark, sign and date the enclosed proxy card and promptly return it in the enclosed, postage-paid envelope so that the maximum number of shares may be voted. Alternatively, you may call the toll free number on your proxy card to vote by telephone or vote over the Internet at the website listed on your proxy card. Please have the control number from your proxy card available to vote by phone or via the Internet.

Summitry LLC (“Summitry”) has served as investment adviser to the Fund since its inception in April 2009. At the Special Meeting, shareholders will be asked to approve a new investment advisory agreement between Summitry and the Trust on behalf of the Fund. The new investment advisory agreement (“New Agreement”) has the same advisory fee as, and does not differ from, the prior investment advisory agreement (“Prior Agreement”). The individuals responsible for the day-to-day management of the Fund will not change. You are being asked to approve the New Agreement because the Prior Agreement will terminate as a result of the transaction described below.

Pursuant to a Membership Interest Purchase Agreement dated [___] by and among the current owners of Summitry (the “Current Owners”) and Aspen Standard Group, LLC, a Delaware limited liability company (“Aspen”), the Current Owners agreed to sell and Aspen agreed to purchase all of the membership interests in Summitry (the “Transaction”). You should note that no changes are planned to the portfolio management team or investment approach for the Fund following the Transaction. The Fund’s daily operations and investment activities are not expected to be affected in any way. Additionally, under the new investment advisory agreement, there will be no increase in any fees or expenses the Fund pays as a result of the Transaction.

The Transaction may be deemed to constitute a “change of control,” which, in turn, will result in an “assignment” of the Prior Agreement. Section 15(a)(4) of the Investment Company Act of 1940, as

amended (the “1940 Act”) requires the automatic termination of an advisory contract when it is assigned and thus the Prior Agreement will terminate. Shareholders of the Fund are being asked to vote to approve the New Agreement so that the management of the Fund may continue without interruption.

At a meeting of the Board of Trustees of the Trust held on September 2-3, 2024, the Board of the Trust approved the New Agreement with Summitry, and recommended that shareholders approve the New Agreement. At the same meeting, the Board of Trustees approved an interim agreement with Summitry, which will become effective upon the occurrence of the Transaction, under which Summitry can provide advisory services to the Fund for up to 150 days between the termination of the Prior Agreement and shareholder approval of the New Agreement (the “Interim Agreement”). Compensation earned by Summitry under the Interim Agreement will be held in an interest-bearing escrow account. If the Fund’s shareholders approve the New Agreement before the expiration of the Interim Agreement, the compensation (plus interest) payable under the Interim Agreement will be paid to Summitry, but if the New Agreement is not so approved, only the lesser of the costs incurred (plus interest) or the amount in the escrow account (including interest) will be paid to Summitry.

Please vote before [MEETING DATE]. I appreciate your participation and prompt attention to this matter.

Sincerely,

Matthew J. Miller

President

Summitry Equity Fund

a series of

Valued Advisers Trust

225 Pictoria Dr., Suite 450
Cincinnati, Ohio 45246

Important Notice Regarding Availability of Proxy Materials for the

Shareholder Meeting to be held on [MEETING DATE]

This Proxy Statement is Available online at the Following Website:

[PROXY WEBSITE]

_____________

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To Shareholders of Summitry Equity Fund (the “Fund”):

Notice is hereby given that a special meeting of the shareholders of the Fund (the “Special Meeting”) will be held on [MEETING DATE] at the offices of the Trust (225 Pictoria Dr., Suite 450, Cincinnati, Ohio), at 11:00 a.m., Eastern time. The Special Meeting will be held for the following purposes, which are more fully described in the accompanying Proxy Statement:

1.	To approve an investment advisory agreement with respect to the Fund between Summitry LLC and the Trust; and

2.	To transact such other business as may properly come before the Special Meeting and any postponement or adjournment thereof.

The Board of Trustees recommends you vote FOR the Proposal identified in this Proxy Statement. The Board of Trustees of the Trust has fixed the close of business on [RECORD DATE] as the record date for the determination of shareholders entitled to notice of, and to vote at, the Special Meeting or any postponement or adjournment thereof. A copy of the Proxy Statement is available to you at [PROXY WEBSITE]. Information on how to vote can be obtained by calling [PROXY PHONE NUMBER]. Representatives are available Monday through Friday from 9:00 a.m. to 10:00 p.m. Eastern time. You will not be able to attend the Special Meeting in person.

We urge you to mark, sign, date and mail the enclosed proxy in the postage-paid envelope provided as soon as possible so that you will be represented at the Special Meeting.

By order of the Board of Trustees of the Trust,

Carol Highsmith

Vice President and Secretary

October [__], 2024

PROXY STATEMENT

Summitry Equity Fund

a series of

Valued Advisers Trust

225 Pictoria Dr., Suite 450
Cincinnati, Ohio 45246

INTRODUCTION

The enclosed proxy is solicited by the Board of Trustees (the “Board”) of Valued Advisers Trust (the “Trust”) for use at the Special Meeting of Shareholders (the “Special Meeting”) to be held on [MEETING DATE] at the offices of the Trust (225 Pictoria Dr., Suite 450, Cincinnati, Ohio), at 11:00 a.m., Eastern time, and any postponement or adjournment thereof, for action upon the matters set forth in the accompanying Notice of the Special Meeting of Shareholders (the “Notice”). Shareholders of record at the close of business on [RECORD DATE] are entitled to be present and to vote at the Special Meeting or any postponed or adjourned session thereof. The Notice, this Proxy Statement and the enclosed proxy card are first being mailed to shareholders on approximately October [__], 2024.

The Trustees recommend that you vote:

1.	For the approval of an investment advisory agreement with respect to the Fund between Summitry LLC and the Trust; and

2.	In the discretion of the persons named as proxies in connection with any other matters that may properly come before the Special Meeting or any postponement or adjournment thereof.

Shareholders of the Fund will vote on the Proposal. Each whole share is entitled to one vote as to any matter on which it is entitled to vote and each fractional share is entitled to a proportionate fractional vote. Shares represented by your duly executed proxy will be voted in accordance with your instructions. If no instructions are made on a submitted proxy, the proxy will be voted FOR the Proposal.

PROPOSAL

APPROVAL OF NEW INVESTMENT ADVISORY AGREEMENT

Background

Summitry LLC (“Summitry”) has served as investment adviser to the Summitry Equity Fund (the “Fund”) since the Fund’s inception in April 2009. Summitry was formed in 2003.

Pursuant to a Membership Interest Purchase Agreement dated [___] by and among the current owners of Summitry, who are listed in the table below (the “Current Owners”) and Aspen Standard Group, LLC, a Delaware limited liability company (“Aspen”), the Current Owners agreed to sell and Aspen agreed to purchase all of the membership interests in Summitry (the “Transaction”).

As a result of the Transaction, the ownership of Summitry by the Current Owners will be reduced from the amounts shown in the table below to 0%. Following the Transaction, Aspen will be the sole owner of Summitry.

The table below shows the ownership of Summitry pre- and post- Transaction:

Pre-Transaction Ownership of Summitry
Shareholder	Ownership Percentage
Colin Higgins and Catherine Hanrahan Revocable Inter-Vivos Trust U/A Dtd 9/29/2006	42.75%
The Hoefer Family 2021 Trust Dated June 23, 2021	23.75%
G Golub & K Golub TTEE, 2003 Golub Family Trust U/A Dtd 04/14/2003	19.00%
Joseph A. Martin & Erika E. Alor Vazquez TTEE, The Martin-Alor Living Trust U/A dtd 08/20/2009	9.50%
Alex B. Katz and Katherine M. Katz, Trustees of the Katz Living Trust U/A dated 2/1/2022	5.00%
100.0%
Post-Transaction Ownership of Summitry
Aspen Standard Group, LLC	100%

You should note that no changes are planned to the portfolio management team or investment approach for the Fund following the Transaction. The Fund’s daily operations and investment activities are not expected to be affected in any way.

The Transaction may be deemed to constitute a “change of control” which, in turn, will result in an assignment of the investment advisory agreement between Summitry and the Trust (the “Prior Agreement”) under the Investment Company Act of 1940, as amended (the “1940 Act”). Section 15(a)(4) of the 1940 Act effectively requires the automatic termination of an advisory contract when it is assigned. As a result, the Prior Agreement will terminate. Accordingly, shareholders of the Fund are being asked to approve a new management agreement between Summitry and the Trust (the “New Agreement”) so that management of the Fund may continue without any interruption.

If approved by shareholders of the Fund, the New Agreement will become effective on the shareholder meeting date, including any adjournments or postponements (the “Effective Date”). Summitry will enter into a new expense limitation agreement that is substantially the same as the agreement that was previously in place but has an initial term ending [CLOSING DATE], 2025.

The Transaction did not result in any changes to the organization or structure of the Fund. After the Effective Date, Summitry will continue to serve as the Fund’s investment adviser and none of the Fund’s other service providers will change in connection with the Transaction. The Fund will continue to be team-managed by the same portfolio managers – Colin Higgins, Kurt Hoefer, Michael Kon, and Matthew Gordon.

The Prior Agreement

Summitry has served as the Fund’s investment adviser since the Fund’s inception in April 2009, pursuant to the Prior Agreement. The Prior Agreement for the Fund was approved by the Board for a term of two years on February 13, 2014 and was also approved by the Fund’s shareholders on May 21, 2014. The following table describes the advisory fees paid to Summitry and the fees waived by Summitry pursuant to an expense limitation agreement during the most recent three fiscal years ended January 31, 2022, 2023, and 2024.

Fiscal Year	Advisory Fees Accrued	Fee Waiver/Expense Reimbursement	Net Advisory Fees
2024	$631,546	($62,038)	$569,508
2023	$607,414	($52,327)	$555,087
2022	$739,268	($43,156)	$696,112

The Interim Agreement

At its September 2-3, 2024 meeting, the Board, including by separate vote of a majority of the Independent Trustees, reviewed and approved an interim investment advisory agreement between Summitry and the Trust on behalf of the Fund (the “Interim Agreement”). The Interim Agreement will take effect on the effective date of the Transaction, which is expected to be on or around [CLOSING DATE], and will continue in effect for a term ending on the earlier of 150 days from its effectiveness or the date that shareholders of the Fund approve the New Agreement.

The terms of the Interim Agreement are substantially the same as those of the Prior Agreement, except for certain provisions that are required by law and except that the date of the Interim Agreement is made current. The provisions required by law include a requirement that fees payable under the Interim Agreement be paid into an escrow account. If the Fund’s shareholders approve the New Agreement by the end of the 150-day period, the compensation (plus any interest earned thereon) payable under the Interim Agreement will be paid to Summitry. However, if the New Agreement is not approved, only the lesser of the costs incurred (plus interest) or the amount in the escrow account (including interest) will be paid to Summitry.

The Fund has been operating pursuant to an expense limitation agreement whereby Summitry was limiting the operating expenses of the Fund at 1.25%, subject to certain exceptions. This expense limitation agreement will terminate automatically due to the assignment of the Prior Agreement. However, in conjunction with the implementation of the Interim Agreement and the Board’s approval of the New Agreement, Summitry will enter into an expense limitation agreement to cap fees at 1.25%, which is described in more detail below.

The Terms of the Prior Agreement and the New Agreement and the New Expense Limitation Agreement

At its September 2-3, 2024 meeting, the Board, including a majority of the Independent Trustees, reviewed and approved the New Agreement between Summitry and the Trust, and recommended that shareholders approve the New Agreement. It is anticipated that, if approved by shareholders, the New Agreement will become effective on the shareholder meeting date, including any adjournments or postponements (the “Effective Date”). The New Agreement is identical to the Prior Agreement, except with respect to its date. Set forth below is a summary of all material terms of the New Agreement. The form of the New Agreement is included as Appendix A. The summary of all material terms of the New Agreement below is qualified in its entirety by reference to the form of New Agreement included as Appendix A.

The advisory fee rate under the Prior Agreement and the New Agreement is the same. The annualized advisory fee rate paid to Summitry by the Fund will remain at 1.00% of the Fund’s average daily net assets.

The New Agreement would require Summitry to provide the same services as provided under the Prior Agreement. Summitry shall, subject to the supervision of the Board, regularly provide the Fund with investment research, advice and supervision and shall furnish continuously an investment program for the Fund, consistent with its investment objectives and policies. Summitry shall determine, from time to time, what securities shall be purchased for the Fund, what securities shall be held or sold by the Fund and what portion of the Fund’s assets shall be held uninvested in cash, subject always to the provisions of the Trust’s Agreement and Declaration of Trust, as amended and supplemented, Bylaws and the Fund’s registration statement and with the investment objectives, policies and restrictions of the Fund, as each of the same shall be from time to time in effect.

The New Agreement has the same duration and termination provisions as the Prior Agreement. The New Agreement will have an initial term of two years from its effective date and will continue from year to year so long as its renewal is specifically approved by (a) a majority of the Trustees who are not parties to the New Agreement and who are not “interested persons” (as defined in the 1940 Act) of any party to the New Agreement, cast in person at a meeting called for the purpose of voting on such approval and a majority vote of the Trustees or (b) by vote of a majority of the voting securities of the Fund. It may be terminated by the Trust, without the payment of any penalty, by a vote of the Board or with respect to the Fund, upon the affirmative vote of a majority of the outstanding voting securities of the Fund. It may also be terminated at any time upon 60 days’ notice without the payment of any penalty by the Board, by a vote of a majority of the outstanding voting securities of the Fund or by Summitry. The New Agreement will terminate automatically in the event of its assignment.

The New Agreement and the Prior Agreement subject Summitry to the same standard of care and liability.

Summitry will enter into a new expense limitation arrangement whereby it will contractually agree to waive or limit its fees and to assume certain other expenses of the Fund until [CLOSING DATE], 2024, so that total annual operating expenses of the Fund do not exceed 1.25%. This contractual arrangement may only be terminated by mutual consent of Summitry and the Board, and it will automatically terminate upon the termination of the Interim Agreement, if the New Agreement is not approved, or upon the termination of the New Agreement. This operating expense limitation does not apply to: (i) interest, (ii) taxes, (iii) brokerage commissions, (iv) other expenditures which are capitalized in accordance with generally accepted accounting principles, (v) other extraordinary expenses not incurred in the ordinary course of the Fund’s business, (vi) dividend expense on short sales, (vii) expenses incurred under a plan of distribution under Rule 12b-1, and (viii) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement, if applicable, in any fiscal year. The operating expense limitation also excludes any “Acquired Fund Fees and Expenses,” which are the expenses indirectly incurred by the Fund as a result of investing in money market funds or other investment companies, including exchange-traded funds, that have their own expenses. Each waiver or reimbursement of an expense by Summitry, including waivers and reimbursements that occurred prior to the Transaction, are subject to repayment by the Fund within the three years following such waiver or reimbursement, provided that the Fund is able to make the repayment without exceeding the expense limitation in place at the time of the waiver or reimbursement and the expense limitation in place at the time of the repayment.

This new expense limitation arrangement is identical to the expense limitation arrangement in place under the Prior Agreement.

 Information Concerning Summitry

Summitry, located at 919 E. Hillsdale Blvd, Suite 150, Foster City, CA 94404, was formed in 2003. Summitry serves individuals, retirement plans, corporations and institutions, and as of December 31, 2023 had assets under management of approximately $2.45 billion. The names, addresses, and principal occupation of the principal executive officers of Summitry are set forth below. No changes are anticipated to this information as a result of the Transaction.

Name and Address*	Principal Occupation
Colin Higgins	President and Chief Executive Officer
Gregory Golub	Board Member
Joseph Martin	Chief Client Experience Officer
Jennifer Rouse	Chief Compliance Officer
Kurt Hoefer	Chief Strategy Officer
Alex Katz	Chief Growth Officer

*	The address for each officer is 919 E. Hillsdale Blvd, Suite 150, Foster City, CA 94404.

Information Concerning Aspen

Aspen, located at 832 Sansome St., 4th Floor, San Francisco, CA 94111, was formed in July 2024. Aspen is wholly-owned by Evergreen Services Group II, LLC (“Evergreen”). Evergreen and its subsidiaries acquire businesses with the intent to hold on to them for the long term and have over $1 billion in revenue. The names, addresses, and principal occupation of the principal executive officers of Aspen are set forth below.

Name and Address*	Principal Occupation
Tucker Stein *	Chief Financial Officer
Tim Burke*	Partner, Operations
Aly Kassim-Lakha*	Group Chief Executive Officer
Matt Treuth*	Group Chief Financial Officer

*	The address for each officer is 832 Sansome St., 4th Floor, San Francisco, CA 94111.

Board Considerations in Approving the New Agreement

At a meeting held on September 2-3, 2024 the Board considered the approval of the New Agreement between Summitry and the Trust with respect to the Fund. Summitry provided written information to the Board to assist the Board in its considerations.

The Board discussed the existing arrangements between Summitry and the Trust with respect to the Fund. The Board discussed with counsel, among other things, the fiduciary duties and responsibilities of the Board in reviewing and approving the New Agreement. Counsel discussed with the Trustees the types of information and factors that should be considered by the Board in order to make an informed decision regarding the approval of the New Agreement, including the following material factors: (i) the nature, extent, and quality of the services to be provided by Summitry; (ii) the investment performance of the Fund, (iii) the costs of the services to be provided and profits to be realized by Summitry from the relationship with the Fund; (iv) the extent to which economies of scale would be realized if the Fund grows and whether advisory fee levels reflect those economies of scale for the benefit of the Fund’s investors; and (v) Summitry’s practices regarding possible conflicts of interest.

The Board did not consider any other investment advisory firms. The Trustees relied in part on their past experience with Summitry in managing the Fund, due to the fact that the personnel and management of Summitry is expected to remain the same as that currently in place and that no changes are expected as a result of the Transaction. They also considered that the New Agreement is identical to the Prior Agreement (except for the date of effectiveness). They reflected upon their experience with Summitry, including the information furnished for the Board’s review and consideration in the past at regular Board meetings, as well as information specifically prepared and/or presented in connection with the current approval process, including information presented at the meeting.

In assessing the factors and reaching its decision, the Board considered information furnished by Summitry and the Trust’s other service providers for the Board’s review and consideration throughout the year, as well as information specifically prepared and/or presented in connection with the approval process, including: (i) reports regarding the services and support provided to the Fund and its shareholders by Summitry; (ii) quarterly assessments of the investment performance of the Fund by personnel of Summitry; (iii) commentary on the reasons for the performance; (iv) presentations by Summitry addressing its investment philosophy, investment strategy, personnel and operations; (v) compliance and audit reports concerning the Fund and Summitry; (vi) disclosure information contained in the registration statement for the Fund and the Form ADV of Summitry; and (vii) a memorandum from counsel, that summarized the fiduciary duties and responsibilities of the Board in reviewing and approving the New Agreement. The Board also requested and received various informational materials including, without limitation: (a) documents containing information about Summitry, including its financial information; a description of its personnel and the services it provides to the Fund; information on Summitry’s investment advice and performance; summaries of Fund expenses, compliance program, current legal matters, and other general information; (b) comparative expense and performance information for other mutual funds with strategies similar to the Fund; and (c) the benefits to be realized by Summitry from its relationship with the Fund. In considering the foregoing, the Board also considered the impact, if any, that the Transaction would have on the ability of Summitry to continue to provide a similar level and quality of services to the Fund and its shareholders as had previously been provided. The Board did not identify any particular information that was most relevant to its consideration to approve the New Agreement and each Trustee may have afforded different weight to the various factors. In deciding whether to approve the New Agreement, the Trustees considered the facts and came to the conclusions set forth below.

[INSERT 5 FACTORS AFTER BOARD MEETING]

Section 15(f) of the 1940 Act

The parties to the Transaction intend for the Transaction to come within the safe harbor provided by Section 15(f) of the 1940 Act. Section 15(f) of the 1940 Act permits an investment adviser of a registered investment company (or any affiliated persons of the investment adviser) to receive any amount or benefit in connection with a sale of an interest in the investment adviser, provided that two conditions are satisfied.

First, an “unfair burden” may not be imposed on the investment company as a result of the sale of the interest, or any express or implied terms, conditions or understandings applicable to the sale of the interest. The term “unfair burden,” as defined in the 1940 Act, includes any arrangement during the two-year period after the transaction whereby the investment adviser (or predecessor or successor adviser), or any “interested person” of the adviser (as defined in the 1940 Act), receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its security holders (other than fees for bona fide investment advisory or other services), or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than ordinary fees for bona fide principal underwriting services). The Board has not been advised by Summitry of any circumstances arising from the Transaction that might result in the imposition of an “unfair burden” on the Fund.

Second, during the three-year period after the Transaction, at least 75% of the members of the investment company’s board of trustees cannot be “interested persons” (as defined in the 1940 Act) of the investment adviser or its predecessor. The Trust will use its reasonable best efforts to ensure that at all times at least 75% of the Trustees are not “interested persons” (as defined in the 1940 Act) for the three-year period after the completion of the Transaction.

Required Vote

Approval of the Proposal requires the affirmative vote of a “majority of the outstanding voting securities” of the Fund. Under the 1940 Act, the vote of a “majority of the outstanding voting securities” of the Fund means the affirmative vote of the lesser of: (a) 67% or more of the voting securities present at the Special Meeting or represented by proxy if the holders of more than 50% of the outstanding voting securities are present or represented by proxy; or (b) more than 50% of the outstanding voting securities. All shareholders of the Fund will vote together on the Proposal.

THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS OF
THE FUND VOTE “FOR” THE APPROVAL OF THE PROPOSAL.

FURTHER INFORMATION ABOUT VOTING AND THE SPECIAL MEETING

  Quorum and Required Vote. One-third (1/3) of the outstanding shares of the Fund entitled to vote, present in person or represented by proxy, shall constitute a quorum for the transaction of business at the Special Meeting.

Approval of the Proposal requires the affirmative vote of the holders of a “majority of the outstanding voting shares,” as that term is defined in the 1940 Act. As defined in the 1940 Act, a vote of the holders of a majority of the outstanding shares of a Fund means the vote of (1) 67% or more of the voting shares of the Fund present at the meeting, if the holders of more than 50% of the outstanding shares of the Fund are present in person or represented by proxy, or (2) more than 50% of the outstanding voting shares of the Fund, whichever is less.

“Broker non-votes” and abstentions will be counted for purposes of determining the presence of a quorum but will not have any effect on the outcome of the election. Under the rules applicable to broker-dealers, if a broker holds a shareholder’s shares in the broker’s name, the broker will not be entitled to vote those shares if the broker has not received instructions from the shareholder.  A “broker non-vote” occurs when a broker has not received voting instructions from a shareholder and is barred from voting the shares without shareholder instructions because the proposal is non-routine.  The proposal described in this Proxy Statement is considered “non-routine” for purposes of determining broker-non-votes.

Other Business.  The Trustees know of no other business to be brought before the Special Meeting. However, if any other matters properly come before the Special Meeting, they intend that proxies that do not contain specific restrictions to the contrary be voted on such matters in accordance with the judgment of the persons named in the proxy card. The Trust does not have annual meetings and, as such, does not have a policy relating to the attendance by the Trustees at shareholder meetings.

Revocation of Proxies.  Proxies may be revoked at any time before it is exercised by (1) submitting a duly executed proxy bearing a later date, (2) submitting a written notice to the President of the Trust revoking the proxy, or (3) attending and voting in person at the Special Meeting. Shareholders may revoke a proxy as often as they wish before the Special Meeting. Only the latest dated, properly executed proxy card received prior to or at the Special Meeting will be counted.

Shareholder Proposals. Any shareholder proposals to be included in the proxy statement for the Trust’s next meeting of shareholders must be received by the Trust within a reasonable period of time before the Trust begins to print and send its proxy materials.

Adjournment.  If a quorum is not present or represented at the Special Meeting, or if a quorum is present but sufficient votes to approve the proposal are not received, or if other matters arise that require shareholder attention, the persons named as proxy agents, the Chairperson of the Special Meeting, or other Trust officers present at the Special Meeting may propose one or more adjournments to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of one-third of those shares present at the Special Meeting or represented by proxy. The persons named as proxies will vote those proxies that are entitled to vote in favor of such an adjournment, provided that they determine that such an adjournment and additional solicitation is reasonable and in the interest of shareholders based on a consideration of all relevant factors. At such adjourned meeting at which a quorum shall be present or represented, any business may be transacted that might have been transacted at the meeting as originally notified.

Annual and Semi-Annual Reports.  The most recent annual and semi-annual reports to shareholders (when available) will be provided to shareholders at no cost. To request a report, please call us toll-free at (866) 954-6682 or write to us at Valued Advisers Trust, 225 Pictoria Dr., Suite 450, Cincinnati, Ohio 46246. The reports for the Fund are also available online at www.sec.gov.

Proxy Solicitation Costs.   The costs of solicitation of proxies and expenses incurred in connection with the preparation of proxy materials are being borne by Summitry. In addition to soliciting proxies by mail, the Trustees and employees of the Trust may solicit proxies in person or by telephone. The Trust has engaged EQ Fund Solutions, LLC to provide shareholder meeting services, including the distribution of this Proxy Statement and related materials to shareholders, as well as vote solicitation and tabulation. The costs of these services are expected be approximately $[___]. By voting immediately, you can help ensure the continued management of the Fund without disruption.

Only one copy of this Proxy Statement may be mailed to a shareholder holding shares in multiple accounts with the Fund. Unless the Trust has received contrary instructions, only one copy of this Proxy Statement will be mailed to a given address where two or more shareholders share that address. Additional copies of the Proxy Statement will be delivered promptly upon request. Requests may be sent to EQ Fund Solutions, LLC, 55 Challenger Road, Ridgefield Park, NJ 07660] or made by telephone by calling [PROXY PHONE NUMBER].

Outstanding Shares. The shares outstanding of the Fund as of [RECORD DATE], the record date for the determination of shareholders entitled to notice of, and to vote at, the Special Meeting or any postponement or adjournment thereof, are: [_____] shares of the Fund outstanding.

Beneficial Ownership. The table below sets forth the names, addresses and percentage ownership of those shareholders known by the Trust to own of record or beneficially 5% or more of the outstanding shares of a class of the Fund as of [RECORD DATE]. As of [RECORD DATE], the Trustees and Officers of the Trust did not own shares of the Fund.

Name and Address of Owner	Type of Ownership	Number of Shares	Percentage Ownership
[___]	Record	[__]	[__]%
[___]	Record	[__]	[__]%

INVESTMENT ADVISER AND FUND INFORMATION

Investment Adviser.  Summitry LLC, 919 E. Hillsdale Blvd, Suite 150, Foster City, CA 94404, has served as the investment adviser for the Fund since the Fund’s inception in April 2009.

Administrator, Fund Accountant and Transfer Agent. Ultimus Fund Solutions, LLC (“Ultimus”), 225 Pictoria Dr, Suite 450, Cincinnati, Ohio 45246 serves as the Trust’s administrator, fund accountant and transfer agent. Ultimus is the parent company of the Distributor (defined below). The officers of the Trust also are officers and/or employees of Ultimus.

Distributor. Ultimus Fund Distributors, LLC (“Distributor”), 225 Pictoria Dr., Suite 450, Cincinnati, Ohio 45246 serves as the principal underwriter for shares of the Fund.

Custodian. Huntington National Bank, 41 South High Street, Columbus, Ohio 43215, is the Custodian of the Fund’s investments.

PLEASE EXECUTE AND RETURN THE ENCLOSED PROXY PROMPTLY TO ENSURE THAT A QUORUM IS PRESENT AT THE SPECIAL MEETING. A SELF-ADDRESSED, POSTAGE PREPAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.

APPENDIX A

NEW INVESTMENT ADVISORY AGREEMENT

INVESTMENT ADVISORY AGREEMENT (the “Agreement”) made as of this [ ] day of September, 2024 by and between Valued Advisers Trust (the “Trust”), a Delaware statutory trust registered as an investment company under the Investment Company Act of 1940, as amended (the “1940 Act”), and Summitry, LLC., (the “Adviser”), a California limited liability company with its principal place of business in Foster City, California.

WITNESSETH

WHEREAS, the Board of Trustees (the “Board”) of the Trust has selected the Adviser to act as investment adviser to the series portfolios of the Trust set forth on Schedule A to this Agreement (each, a “Fund”), as such schedule may be amended from time to time upon mutual agreement of the parties, and to provide certain related services, as more fully set forth below, and to perform such services under the terms and conditions hereinafter set forth;

NOW, THEREFORE, in consideration of the mutual covenants and benefits set forth herein, the Trust and the Adviser do hereby agree as follows:

1.	The Adviser’s Services.

(a)	Discretionary Investment Management Services. The Adviser shall act as investment adviser with respect to each Fund. In such capacity, the Adviser shall, subject to the supervision of the Board, regularly provide each Fund with investment research, advice and supervision and shall furnish continuously an investment program for each Fund, consistent with the respective investment objectives and policies of each Fund. The Adviser shall determine, from time to time, what securities shall be purchased for each Fund, what securities shall be held or sold by each Fund and what portion of each Fund’s assets shall be held uninvested in cash, subject always to the provisions of the Trust’s Agreement and Declaration of Trust (“Declaration of Trust”), as amended and supplemented (the “Declaration of Trust”), Bylaws and its registration statement on Form N-1A (the “Registration Statement”) under the 1940 Act, and under the Securities Act of 1933, as amended (the “1933 Act”), as filed with the Securities and Exchange Commission (the “Commission”), and with the investment objectives, policies and restrictions of each Fund, as each of the same shall be from time to time in effect. To carry out such obligations, and to the extent not prohibited by any of the foregoing, the Adviser shall exercise full discretion and act for each Fund in the same manner and with the same force and effect as each Fund itself might or could do with respect to purchases, sales or other transactions, as well as with respect to all other such things necessary or incidental to the furtherance or conduct of such purchases, sales or other transactions. No reference in this Agreement to the Adviser having full discretionary authority over each Fund’s investments shall in any way limit the right of the Board, in its sole discretion, to establish or revise policies in connection with the management of a Fund’s assets or to otherwise exercise its right to control the overall management of a Fund.

(b)	Compliance. The Adviser agrees to comply with the requirements of the 1940 Act, the Investment Advisers Act of 1940, as amended (the “Advisers Act”), the 1933 Act, the Securities Exchange Act of 1934, as amended (the “1934 Act”), and the respective rules and regulations thereunder, as applicable, as well as with all other applicable federal and state laws, rules and regulations that relate to the services and relationships described hereunder and to the conduct of its business as a registered investment adviser. The Adviser also agrees to comply with the objectives, policies and restrictions set forth in the Registration Statement, as amended or supplemented, of each Fund, and with any policies, guidelines, instructions and procedures approved by the Board and provided to the Adviser. In selecting each Fund’s portfolio securities and performing the Adviser’s obligations hereunder, the Adviser shall cause the Fund to comply with the diversification and source of income requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), for qualification as a regulated investment company. The Adviser shall maintain compliance procedures that it reasonably believes are adequate to ensure its compliance with the foregoing. No supervisory activity undertaken by the Board shall limit the Adviser’s full responsibility for any of the foregoing.

(c)	Recordkeeping. The Adviser agrees to preserve any Trust records that it creates or possesses that are required to be maintained under the 1940 Act and the rules thereunder (“Fund Books and Records”) for the periods prescribed by Rule 31a-2 under the 1940 Act. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Adviser agrees that all such records are the property of the Trust and will surrender promptly to the Trust any of such records upon the Trust’s request.

(d)	Holdings Information and Pricing. The Adviser shall provide regular reports regarding Fund holdings, and shall, on its own initiative, furnish the Trust and its Board from time to time with whatever information the Adviser believes is appropriate for this purpose, and at the request of the Board, such information and reports requested by the Board. The Adviser agrees to notify the Trust as soon as practicable if the Adviser reasonably believes that the value of any security held by a Fund may not reflect fair value. The Adviser agrees to provide any pricing information of which the Adviser is aware to the Trust, its Board and/or any Fund pricing agent to assist in the determination of the fair value of any Fund holdings for which market quotations are not readily available or as otherwise required in accordance with the 1940 Act or the Trust’s valuation procedures for the purpose of calculating the Fund net asset value in accordance with procedures and methods established by the Board.

(e)	Cooperation with Agents of the Trust. The Adviser agrees to cooperate with and provide reasonable assistance to the Trust, any Trust custodian or foreign sub-custodians, any Trust pricing agents and all other agents and representatives of the Trust with respect to such information regarding each Fund as such entities may reasonably request from time to time in the performance of their obligations, provide prompt responses to reasonable requests made by such persons and establish appropriate interfaces with each so as to promote the efficient exchange of information and compliance with applicable laws and regulations.

2.	Code of Ethics. The Adviser has adopted a written code of ethics (“Adviser’s Code of Ethics”) that it reasonably believes complies with the requirements of Rule 17j-1 under the 1940 Act, which it has provided to the Trust. The Adviser shall ensure that its Access Persons (as defined in the Adviser’s Code of Ethics) comply in all material respects with the Adviser’s Code of Ethics, as in effect from time to time. Upon request, the Adviser shall provide the Trust with a (i) copy of the Adviser’s Code of Ethics, as in effect from time to time, and any proposed amendments thereto that the Chief Compliance Officer (“CCO”) of the Trust determines should be presented to the Board, and (ii) certification that it has adopted procedures reasonably necessary to prevent Access Persons from engaging in any conduct prohibited by the Adviser’s Code of Ethics. Annually, the Adviser shall furnish a written report to the Board, which complies with the requirements of Rule 17j-1, concerning the Adviser’s Code of Ethics. The Adviser shall respond to requests for information from the Trust as to violations of the Adviser’s Code of Ethics by Access Persons and the sanctions imposed by the Adviser. The Adviser shall notify the Trust as soon as practicable after it becomes aware of any material violation of the Adviser’s Code of Ethics, whether or not such violation relates to a security held by any Fund.

3.	Information and Reporting. The Adviser shall provide the Trust and its respective officers with such periodic reports concerning the obligations the Adviser has assumed under this Agreement as the Trust may from time to time reasonably request.

(a)	Notification of Breach / Compliance Reports. The Adviser shall notify the Trust’s CCO promptly upon detection of (i) any material failure to manage any Fund in accordance with its investment objectives and policies or any applicable law, or (ii) any material breach of any of each Fund’s or the Adviser’s policies, guidelines or procedures with respect to the Fund. In addition, the Adviser shall respond to quarterly requests for information concerning the Fund’s compliance with its investment objectives and policies, applicable law, including, but not limited to the 1940 Act and Subchapter M of the Code, and the Fund’s policies, guidelines or procedures as applicable to the Adviser’s obligations under this Agreement. The Adviser agrees to correct any such failure promptly and to take any action that the Board may reasonably request in connection with any such breach. Upon request, the Adviser shall also provide the officers of the Trust with supporting certifications in connection with such certifications of Fund financial statements and disclosure controls pursuant to the Sarbanes-Oxley Act. The Adviser will promptly notify the Trust in the event (x) the Adviser is served or otherwise receives notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, public board, or body, involving the affairs of the Trust (excluding class action suits in which a Fund is a member of the plaintiff class by reason of the Fund’s ownership of shares in the defendant) or the compliance by the Adviser with the federal or state securities laws, or (y) of an actual change in control of the Adviser resulting in an “assignment” (as defined in Section 14) that has occurred or is otherwise proposed to occur.

(b)	Board and Filings Information. The Adviser will also provide the Trust with any information reasonably requested regarding its management of each Fund required for any meeting of the Board, or for any shareholder report on Form N-CSR, Form N-PORT, Form N-PX, Form N-CEN, Registration Statement or any amendment thereto, proxy statement, prospectus supplement, or other form or document to be filed by the Trust with the Commission. The Adviser will make its officers and employees available to meet with the Board from time to time on a reasonable basis on due notice to review its investment management services to each Fund in light of current and prospective economic and market conditions and shall furnish to the Board such information as may reasonably be necessary in order for the Board to evaluate this Agreement or any proposed amendments thereto.

(c)	Transaction Information. The Adviser shall furnish to the Trust such information concerning portfolio transactions as may be necessary to enable the Trust or its designated agent to perform such compliance testing on each Fund and the Adviser’s services as the Trust may, in its sole discretion, determine to be appropriate. The provision of such information by the Adviser to the Trust or its designated agent in no way relieves the Adviser of its own responsibilities under this Agreement.

4.	Brokerage.

(a)	Principal Transactions. In connection with purchases or sales of securities for the account of a Fund, neither the Adviser nor any of its directors, officers or employees will act as a principal or agent or receive any commission except as permitted by the 1940 Act.

(b)	Placement of Orders. The Adviser shall place all orders for the purchase and sale of portfolio securities for each Fund’s account with brokers or dealers selected by the Adviser. The Adviser will not execute transactions with a broker dealer which is an “affiliated person” of the Trust except in accordance with procedures adopted by the Board. The Adviser shall use its best efforts to seek to execute portfolio transactions at prices which are advantageous to each Fund and at commission rates which are reasonable in relation to the benefits received. In selecting brokers or dealers qualified to execute a particular transaction, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the 1934 Act) to each Fund and/or the other accounts over which the Adviser or its affiliates exercise investment discretion. The Adviser is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for each Fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities which the Adviser and its affiliates have with respect to accounts over which they exercise investment discretion. The Board shall periodically review the commissions paid by each Fund to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits received by each Fund.

5.	Custody.

(a)	Physical Possession. Nothing in this Agreement shall permit the Adviser to take or receive physical possession of cash, securities or other investments of a Fund.

(b)	Allocation of Charges and Expenses. The Adviser will bear its own costs of providing services hereunder. Other than as herein specifically indicated or otherwise agreed to in a separate signed writing, the Adviser shall not be responsible for a Fund’s expenses, including brokerage and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments.

6.	Representations, Warranties and Covenants.

(a)	Properly Registered. The Adviser is registered with the Commission as an investment adviser under the Advisers Act, and will remain so registered for the duration of this Agreement. The Adviser is not prohibited by the Advisers Act or the 1940 Act from performing the services contemplated by this Agreement, and to the best knowledge of the Adviser, there is no proceeding or investigation that is reasonably likely to result in the Adviser being prohibited from performing the services contemplated by this Agreement. The Adviser agrees to promptly notify the Trust of the occurrence of any event that would disqualify the Adviser from serving as an investment adviser to an investment company. The Adviser is in compliance in all material respects with all applicable federal and state law in connection with its investment management operations.

(b)	ADV Disclosure. The Adviser has provided the Board with a copy of its Form ADV and will, promptly after amending its Form ADV, furnish a copy of such amendments to the Trust. The information contained in the Adviser’s Form ADV is accurate and complete in all material respects and does not omit to state any material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading.

(c)	Fund Disclosure Documents. The Adviser has reviewed and will in the future review the Registration Statement and any amendments or supplements thereto, the annual or semi-annual reports to shareholders, other reports filed with the Commission and any marketing material of a Fund (collectively the “Disclosure Documents”) and represents and warrants that with respect to disclosure about the Adviser, the manner in which the Adviser manages the Fund or information relating directly or indirectly to the Adviser, such Disclosure Documents contain or will contain, as of the date thereof, no untrue statement of any material fact and does not and will not omit any statement of material fact which was required to be stated therein or necessary to make the statements contained therein not misleading.

(d)	Use of the Name “Summitry, LLC”. The Adviser has the right to use the names “Summitry, LLC” or “Summitry” in connection with its services to the Trust and, subject to the terms set forth in Section 7 of this Agreement, the Trust shall have the right to use the names “Summitry, LLC” or “Summitry” in connection with the management and operation of each Fund. The Adviser is not aware of any threatened or existing actions, claims, litigation or proceedings that would adversely affect or prejudice the rights of the Adviser or the Trust to use the names “Summitry, LLC” or “Summitry”.

(e)	Insurance. The Adviser maintains errors and omissions insurance coverage in an appropriate amount and shall provide prior written notice to the Trust (i) of any material changes in its insurance policies or insurance coverage, or (ii) if any material claims will be made on its insurance policies. Furthermore, the Adviser shall, upon reasonable request, provide the Trust with any information it may reasonably require concerning the amount of or scope of such insurance.

(f)	No Detrimental Agreement. The Adviser represents and warrants that it has no arrangement or understanding with any party, other than the Trust, that would influence the decision of the Adviser with respect to its selection of securities for a Fund and its management of the assets of the Fund, and that all selections shall be done in accordance with what is in the best interest of the Fund.

(g)	Conflicts. The Adviser shall act honestly, in good faith and in the best interests of its clients and the Fund. The Adviser maintains a Code of Ethics which defines the standards by which the Adviser conducts its operations consistent with its fiduciary duties and other obligations under applicable law.

(h)	Representations. The representations and warranties in this Section 6 shall be deemed to be made on the date this Agreement is executed and at the time of delivery of the quarterly compliance report required by Section 3(a), whether or not specifically referenced in such report.

7.	The Name “SUMMITRY”. The Adviser grants to the Trust a license to use the name “Summitry” (the “Name”) as part of the name of any Fund during the term of this Agreement. The foregoing authorization by the Adviser to the Trust to use the Name as part of the name of any Fund is not exclusive of the right of the Adviser itself to use, or to authorize others to use, the Name; the Trust acknowledges and agrees that, as between the Trust and the Adviser, the Adviser has the right to use, or authorize others to use, the Name. The Trust shall: (i) only use the Name in a manner consistent with uses approved by the Adviser; (ii) use its best efforts to maintain the quality of the services offered using the Name; and (iii) adhere to such other specific quality control standards as the Adviser may from time to time promulgate. At the request of the Adviser, the Trust will (i) submit to the Adviser representative samples of any promotional materials using the Name, and (ii) change the name of any Fund within three months of its receipt of the Adviser’s request, or such other shorter time period as may be required under the terms of a settlement agreement or court order, so as to eliminate all reference to the Name and will not thereafter transact any business using the Name in the name of any Fund; provided, however, that the Trust may continue to use beyond such date any supplies of prospectuses, marketing materials and similar documents that the Trust had on the date of such name change in quantities not exceeding those historically produced and used in connection with such Fund.

8.	Adviser’s Compensation. Each Fund shall pay to the Adviser, as compensation for the Adviser’s services hereunder, a fee, determined as described in Schedule A that is attached hereto and made a part hereof. Such fee shall be computed daily and paid not less than monthly in arrears by each Fund. The method for determining net assets of a Fund for purposes hereof shall be the same as the method for determining net assets for purposes of establishing the offering and redemption prices of Fund shares as described in the Fund’s Registration Statement. In the event of termination of this Agreement, the fee provided in this Section shall be computed on the basis of the period ending on the last business day on which this Agreement is in effect subject to a pro rata adjustment based on the number of days elapsed in the current month as a percentage of the total number of days in such month.

9.	Independent Contractor. In the performance of its duties hereunder, the Adviser is and shall be an independent contractor and, unless otherwise expressly provided herein or otherwise authorized in writing, shall have no authority to act for or represent the Trust or any Fund in any way or otherwise be deemed to be an agent of the Trust or any Fund. If any occasion should arise in which the Adviser gives any advice to its clients concerning the shares of a Fund, the Adviser will act solely as investment counsel for such clients and not in any way on behalf of the Fund.

10.	Assignment and Amendments. This Agreement shall automatically terminate, without the payment of any penalty, in the event of its “assignment” (as defined in Section 14). This Agreement may not be added to or changed orally and may not be modified or rescinded except by a writing signed by the parties hereto and in accordance with the requirements of the 1940 Act, when applicable.

11.	Duration and Termination.

(a)	This Agreement shall become effective as of the date it is approved by a vote of a majority of the outstanding voting securities of the Fund and shall remain in full force and effect continually thereafter, subject to renewal as provided in Section 11(a)(ii) hereof and unless terminated automatically as set forth in Section 10 hereof or until terminated as follows:

(i)	Either party hereto may, at any time on sixty (60) days’ prior written notice to the other, terminate this Agreement, without payment of any penalty. With respect to a Fund, termination may be authorized by action of the Board or by an “affirmative vote of a majority of the outstanding voting securities of the Fund” (as defined in Section 14); or

(ii)	This Agreement shall automatically terminate one year from the date of its execution unless the terms of such contract and any renewal thereof is specifically approved at least annually thereafter by (i) a majority vote of the Trustees, including a majority vote of such Trustees who are not parties to the Agreement or “interested persons” (as defined in Section 14) of the Trust or the Adviser, at an in-person meeting called for the purpose of voting on such approval, or (ii) the vote of a majority of the outstanding voting securities of each Fund; provided, however, that if the continuance of this Agreement is submitted to the shareholders of each Fund for their approval and such shareholders fail to approve such continuance of this Agreement as provided herein, the Adviser may continue to serve hereunder as to each Fund in a manner consistent with the 1940 Act and the rules and regulations thereunder.

(b)	In the event of termination of this Agreement for any reason, the Adviser shall, immediately upon notice of termination or on such later date as may be specified in such notice, cease all activity on behalf of the Fund and with respect to any of its assets, except as otherwise required by any fiduciary duties of the Adviser under applicable law. In addition, the Adviser shall deliver the Fund Books and Records to the Trust by such means and in accordance with such schedule as the Trust shall direct and shall otherwise cooperate, as reasonably directed by the Trust, in the transition of portfolio asset management to any successor of the Adviser.

12.	Notice. Any notice or other communication required by or permitted to be given in connection with this Agreement shall be in writing, and shall be delivered in person or sent by first-class mail, postage prepaid, to the respective parties at their last known address, or by e-mail or fax to a designated contact of the other party. Oral instructions may be given if authorized by the Board and preceded by a certificate from the Trust’s Secretary so attesting. Notices to the Trust shall be directed to Ultimus Fund Solutions, LLC, 225 Pictoria Drive, Suite 450, Cincinnati, OH 45246, Attention: President, Valued Advisers Trust; and notices to the Adviser shall be directed to Summitry, LLC, 919 Hillsdale Boulevard, Suite 150, Foster City, CA 94404, Attention: Mr. Colin Higgins.

13.	Confidentiality. The Adviser agrees on behalf of itself and its employees to treat confidentially all records and other information relative to the Trust and its shareholders received by the Adviser in connection with this Agreement, including any non-public personal information as defined in Regulation S-P, and that it shall not use or disclose any such information except for the purpose of carrying out the terms of this Agreement; provided, however, that the Adviser may disclose such information as required by law or in connection with any requested disclosure to a regulatory authority with appropriate jurisdiction after prior notification to the Trust.

14.	Certain Definitions. For the purpose of this Agreement, the terms “affirmative vote of a majority of the outstanding voting securities of the Fund,” “assignment” and “interested person” shall have their respective meanings as defined in the 1940 Act and rules and regulations thereunder, subject, however, to such exemptions as may be granted by the Commission under the 1940 Act or any interpretations of the Commission staff.

15.	Liability of the Adviser. Neither the Adviser nor its officers, directors, employees, agents, affiliated persons or controlling persons or assigns shall be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution of securities transactions of a Fund; provided that nothing in this Agreement shall be deemed to protect the Adviser against any liability to a Fund or its shareholders to which the Adviser would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or obligations hereunder or by reason of its reckless disregard of its duties or obligations hereunder.

16.	Relations with the Trust. It is understood that the Trustees, officers and shareholders of the Trust are or may be or become interested persons of the Adviser as directors, officers or otherwise and that directors, officers and stockholders of the Adviser are or may be or become interested persons of the Fund, and that the Adviser may be or become interested persons of the Fund as a shareholder or otherwise.

17.	Enforceability. If any part, term or provision of this Agreement is held to be illegal, in conflict with any law or otherwise invalid, the remaining portion or portions shall be considered severable and not be affected, and the rights and obligations of the parties shall be construed and enforced as if the Agreement did not contain the particular part, term or provision held to be illegal or invalid. This Agreement shall be severable as to each Fund.

18.	Limitation of Liability. The Adviser is expressly put on notice of the limitation of liability as set forth in the Declaration of Trust or other Trust organizational documents and agrees that the obligations assumed by each Fund pursuant to this Agreement shall be limited in all cases to each Fund and each Fund’s respective assets, and the Adviser shall not seek satisfaction of any such obligation from shareholders or any shareholder of each Fund. In addition, the Adviser shall not seek satisfaction of any such obligations from the Trustees of the Trust or any individual Trustee. The Adviser understands that the rights and obligations of any Fund under the Declaration of Trust or other organizational document are separate and distinct from those of any of and all other Funds.

19.	Non-Exclusive Services. The services of the Adviser to the Trust are not deemed exclusive, and the Adviser shall be free to render similar services to others, to the extent that such service does not affect the Adviser’s ability to perform its duties and obligations hereunder.

20.	Governing Law. This Agreement shall be governed by and construed to be in accordance with the laws of the State of Delaware, without preference to choice of law principles thereof, and in accordance with the applicable provisions of the 1940 Act. To the extent that the applicable laws of the State of Delaware, or any of the provisions herein, conflict with the applicable provisions of the 1940 Act, the latter shall control. Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act shall be resolved by reference to such term or provision of the 1940 Act and to any interpretations thereof, if any, by the United States courts or in the absence of any controlling decision of any such court, by the Commission or its staff. In addition, where the effect of a requirement of the 1940 Act, reflected in any provision of this Agreement, is revised by rule, regulation, order or interpretation of the Commission or its staff, such provision shall be deemed to incorporate the effect of such revised rule, regulation, order or interpretation.

21.	Paragraph Headings; Syntax. All Section headings contained in this Agreement are for convenience of reference only, do not form a part of this Agreement and will not affect in any way the meaning or interpretation of this Agreement. Words used herein, regardless of the number and gender specifically used, will be deemed and construed to include any other number, singular or plural, and any other gender, masculine, feminine, or neuter, as the contract requires.

22.	Counterparts. This Agreement may be executed in two or more counterparts, each of which, when so executed, shall be deemed to be an original, but such counterparts shall together constitute but one and the same instrument.

Signature Page to Follow

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be signed on their behalf by their duly authorized officers as of the date first above written.

VALUED ADVISERS TRUST

Signature

By:
Title:

SUMMITRY, LLC

Signature

By:
Title:

Schedule A

Investment Advisory Agreement

between

Valued Advisers Trust (the “Trust”)

and

Summitry, LLC (the “Adviser”)

Dated as of September [     ], 2014

The Trust will pay to the Adviser as compensation for the Adviser’s services rendered, a fee, computed daily at an annual rate based on the average daily net assets of the respective Fund in accordance the following fee schedule:

Fund	Rate
Summitry Equity Fund	1.00%

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. PLEASE CAST YOUR PROXY VOTE TODAY!

PROXY CARD

SUMMITRY EQUITY FUND

A SERIES OF VALUED ADVISERS TRUST

PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON [    ], 2024

The undersigned, revoking prior proxies, hereby appoints Matthew J. Miller and Carol J. Highsmith, and each of them, as attorneys-in-fact and proxies of the undersigned, granted in connection with the voting of the shares subject hereto with full power of substitution, to vote shares held in the name of the undersigned on the record date at the Special Meeting of Shareholders of Valued Advisers Trust (the “Trust”) to be held at the offices of the Trust, 225 Pictoria Dr., Suite 450, Cincinnati, Ohio, on [ ], 2024, at 11:00 a.m. Eastern Time, or at any adjournment thereof, as described in the Notice of Meeting and accompanying Proxy Statement, which have been received by the undersigned.

Do you have questions?If you have any questions about how to vote your proxy or about the meeting in general, please call toll-free [xxxx]. Representatives are available to assist you Monday through Friday 9 a.m. to 10 p.m. Eastern Time. Important Notice Regarding the Availability of Proxy Materials for this Special Meeting of Shareholders to Be Held on July 8, 2021. The Proxy Statement is available at: [xxxx]

[PROXY ID NUMBER HERE]	[BAR CODE HERE]	[CUSIP HERE]

SUMMITRY EQUITY FUND

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. The signer(s) acknowledges receipt of this Proxy Statement of the Board of Trustees. Your signature(s) should be exactly as your name(s) appear on this Proxy (reverse side). If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.
PROXY CARD

SIGNATURE (AND TITLE IF APPLICABLE)	DATE

SIGNATURE (IF HELD JOINTLY)	DATE

This proxy is solicited on behalf of the Fund’s Board of Trustees, and the proposal has been unanimously approved by the Board of Trustees and recommended for approval by shareholders. When properly executed, this proxy will be voted as indicated or “FOR” the proposals if no choice is indicated. The proxy will be voted in accordance with the proxy holders’ best judgment as to any other matters that may arise at the Special Meeting.

THE BOARD OF TRUSTEES OF THE TRUST UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSAL.

TO VOTE, MARK CIRCLES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example:	●
		FOR	AGAINST	ABSTAIN
1.	For the approval of an investment advisory agreement with respect to the Fund between Summitry LLC and the Trust; and	○	○	○

2.	In the discretion of the persons named as proxies in connection with any other matters that may properly come before the Special Meeting or any postponement or adjournment thereof.

THANK YOU FOR VOTING

[PROXY ID NUMBER HERE]	[BAR CODE HERE]	[CUSIP HERE]